                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

        FORRESTER RESEARCH ANNOUNCES FIRST-QUARTER 2003 FINANCIAL RESULTS

CAMBRIDGE, Mass., April 30, 2003... Forrester Research, Inc. (Nasdaq: FORR) today announced financial results for the first quarter ended March 31, 2003, in line with its previous financial guidance.

FIRST-QUARTER FINANCIAL PERFORMANCE

- Total revenues were $24.8 million, compared with $26.1 million for the first quarter of last year.

- On a GAAP-reported basis, which reflects an effective tax rate of 31 percent, Forrester reported first-quarter net income of $1.8 million, or $0.08 per diluted share compared to a net loss of $6.1 million, or $0.26 per diluted share for the same period last year.

- On a pro forma basis, which excludes amortization of acquisition-related intangible assets of $924,000 and a write-down of $300,000 related to impairments of certain non-marketable securities, and which reflects a pro forma effective tax rate of 35 percent, pro forma net income was $2.5 million, or $0.11 per diluted share, for the first quarter of 2003. The pro forma effective tax rate of 35 percent varies from our actual effective tax rate of 31 percent due to our tax-free interest income decreasing as a percentage of our pro forma pre-tax income. This compares with pro forma net income of $3.3 million, or $0.14 per diluted share for the same period last year, which excludes the reorganization costs of $9.1 million, amortization of acquisition-related intangible assets of $82,000, and impairment charges of $2.2 million.

A reconciliation of GAAP results to pro forma results may be found in the attached financial tables.

GIGA INTEGRATION

"Although Forrester's first quarter was extremely busy with the acquisition and integration of Giga Information Group, we remained focused on our clients and were pleased to meet our financial guidance," said George F. Colony, chairman of the board and chief executive officer. "Client satisfaction remains the top priority throughout this integration and clients will continue to be served by the same research and account teams in 2003. We are selling two distinct but complementary research brands -- Forrester and Giga. Behind the scenes, integration is ahead of schedule, and we are already achieving economies of scale in our general and administrative functions."

Additionally, Forrester integrated Giga's ForSITE(TM) offering into the Forrester Oval Program(TM)'s CIO Group during the first quarter. The combined board, which consists of 80 members, provides CIOs with a peer network, client-directed research, benchmark data, best practices, and short projects. Along with the CIO Group, three other technology councils from Giga now constitute the Forrester Oval Program: Applications and Development, Security, and Enterprise Architecture.

"We strongly believe the new Forrester value proposition is differentiated in the marketplace," said Colony. "Forrester helps companies plan while Giga helps them act. Aligning these two powerful offerings will create amazing value for our clients."

CUSTOM CONSUMER RESEARCH


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Forrester First-Quarter Fiscal 2003 Results / Page 2


In addition to the enhanced services from the Giga acquisition, Forrester also launched a new research offering called Custom Consumer Research (CCR) in the first quarter. CCR helps consumer businesses develop, market, and measure the success of their products. CCR leverages Consumer Technographics(R), the most comprehensive quantitative research program available for determining how technology is considered, bought, and used by consumers.

FINANCIAL GUIDANCE

Forrester's guidance for the second quarter of and full year 2003 is as follows:

Second-Quarter 2003 (GAAP):

-     Total revenues of approximately $33.0 million to $35.0 million.

-     Operating margin of approximately (5) percent to 1 percent.

-     Interest income of approximately $800,000 to $900,000.

-     An effective tax rate of 31 percent.

-     Diluted earnings per share of approximately ($0.03) to $0.02.

Second-Quarter 2003 (Pro Forma):

Pro forma financial guidance excludes amortization of acquisition-related intangible assets of approximately $2.6 million, impairment charges related to non-marketable securities, and second-quarter 2003 integration-related expenses estimated at $1.0 million to $2.0 million.

-     Pro forma operating margin of approximately 8 percent to 10 percent.

- Pro forma effective tax rate of 35 percent, which varies from our actual effective tax rate of 31 percent due to our tax-free interest income decreasing as a percentage of our pro forma pre-tax income.

-     Pro forma diluted earnings per share of approximately $0.10 to $0.12.

Full-Year 2003 (GAAP):

-     Total revenues of approximately $125.0 million to $130.0 million.

-     Operating margin of approximately 1 percent to 6 percent.

-     Interest income of approximately $3.8 million to $4.2 million.

-     An effective tax rate of 31 percent.

-     Diluted earnings per share of approximately $0.20 to $0.28.

Full-Year 2003 (Pro Forma):

Pro forma financial guidance excludes amortization of acquisition-related intangible assets of approximately $8.7 million, impairment charges related to non-marketable securities, and integration-related expenses estimated at $1.0 million to $2.0 million.

-     Pro forma operating margin of approximately 10 percent to 12 percent.

- Pro forma effective tax rate of 35 percent, which varies from our actual effective tax rate of 31 percent due to our tax-free interest income decreasing as a percentage of our pro forma pre-tax income.

-     Pro forma diluted earnings per share of approximately $0.47 to $0.53.

Forrester Research enables companies to understand the impact of technology on business. Forrester's WholeView(TM) Research, Strategic Services, and Events help clients understand how technology change affects their customers, strategy, and technology investment. In February 2003, Giga Information Group, Inc. became a


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Forrester First-Quarter Fiscal 2003 Results / Page 3


wholly owned subsidiary of Forrester Research, Inc. Giga, through its Giga Advisory(R), Giga Consulting(TM), and Events, provides objective research, pragmatic advice, and personalized consulting to global IT professionals. Established in 1983, Forrester is headquartered in Cambridge, Mass. For additional information, visit www.forrester.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, Forrester's financial and operating targets for the second quarter of and full-year 2003, statements about the potential success of WholeView and other product offerings, and the ability of Forrester to achieve success as the economy improves. These statements are based on Forrester's current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and results to differ include, among others, Forrester's ability to successfully integrate Giga into Forrester's operations, Forrester's ability to anticipate business and economic conditions, market trends, competition, the ability to attract and retain professional staff, possible variations in Forrester's quarterly operating results, risks associated with Forrester's ability to offer new products and services, and Forrester's dependence on renewals of its membership-based research services and on key personnel. Forrester Research undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to Forrester's reports and filings with the Securities and Exchange Commission.

The consolidated statements of income, consolidated balance sheets, and consolidated statements of cash flows are attached.

Kimberly Maxwell
Director, Investor Relations
Forrester Research, Inc.
+1 617/613-6234

(C) 2003, Forrester Research, Inc. All rights reserved. Forrester, WholeView, Technographics, and Forrester Oval Program are trademarks of Forrester Research, Inc. Giga Advisory, Giga Consulting, and ForSITE are trademarks of Giga Information Group, Inc.


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FORRESTER RESEARCH, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                  Three months ended March 31,
                                                      2003           2002
                                                      ----           ----
                                                          (Unaudited)
REVENUES
   Research services                                $ 18,821       $ 19,810
   Advisory services and other                         5,976          6,246
                                                    --------       --------
TOTAL REVENUES                                        24,797         26,056

OPERATING EXPENSES
   Cost of services and fulfillment                    9,525          8,981
   Selling and marketing                               8,067          8,472
   General and administrative                          3,308          3,326
   Depreciation                                        1,693          2,066
   Amortization of intangible assets                     924             82
   Reorganization costs                                   --          9,088
                                                    --------       --------

TOTAL OPERATING EXPENSES                              23,517         32,015
   INCOME (LOSS) FROM OPERATIONS                       1,280         (5,959)
   Other income, net                                   1,595          1,560
   Impairments of non-marketable investments            (300)        (2,248)
                                                    --------       --------
   INCOME (LOSS) BEFORE INCOME TAXES                   2,575         (6,647)

   Income tax provision (benefit)                        798           (532)
                                                    --------       --------
   NET INCOME (LOSS)                                $  1,777       $ (6,115)
                                                    ========       ========

   Diluted earnings per share                       $   0.08       $  (0.26)
                                                    ========       ========
   Diluted weighted average shares outstanding        22,920         23,146
                                                    ========       ========

   Basic earnings per share                         $   0.08       $  (0.26)
                                                    ========       ========
   Basic weighted average shares outstanding          22,739         23,146
                                                    ========       ========

PRO FORMA DATA (1):
   Income (loss) from operations                    $  1,280       $ (5,959)
   Amortization of intangible assets                     924             82
   Reorganization costs                                   --          9,088
                                                    --------       --------
   PRO FORMA INCOME FROM OPERATIONS                    2,204          3,211

   Other income, net                                   1,595          1,560
                                                    --------       --------
   Pro forma income before income taxes                3,799          4,771

   Pro forma income tax provision                      1,330          1,431
                                                    --------       --------

   PRO FORMA NET INCOME                             $  2,469       $  3,340
                                                    ========       ========

   Pro forma diluted earnings per share             $   0.11       $   0.14
                                                    ========       ========
   Diluted weighted average shares outstanding        22,920         23,146
                                                    ========       ========

(1) The pro forma data excludes amortization of acquisition-related intangible assets, reorganization costs, and impairments of non-marketable investments, as well as their related tax effects. This does not purport to be prepared in accordance with Generally Accepted Accounting Principles.


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FORRESTER RESEARCH, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                     March 31,       December 31,
                                                       2003            2002
                                                       ----            ----
ASSETS
    Cash and cash equivalents                        $  23,916       $  11,479
    Marketable securities                              116,708         183,152
    Accounts receivable, net                            22,624          17,791
    Deferred commissions                                 4,732           3,524
    Prepaid expenses and other current assets            8,144           5,902
                                                     ---------       ---------
Total current assets                                   176,124         221,848
    Property and equipment, net                         12,002          10,674
    Goodwill, net                                       69,251          13,244
    Intangibles assets, net                             19,320             760
    Deferred income taxes                               20,902          21,630
    Non-marketable investments and other assets         12,313          10,117
                                                     ---------       ---------
TOTAL ASSETS                                         $ 309,912       $ 278,273
                                                     =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable                                 $   2,299       $   1,601
    Capital lease obligations                              208              --
    Accrued expenses                                    29,384          20,681
    Deferred revenue                                    67,392          42,123
                                                     ---------       ---------
Total liabilities                                       99,283          64,405
    Preferred stock                                         --              --
     Common stock                                          241             240
     Additional paid-in capital                        168,538         167,935
     Retained earnings                                  66,531          64,754
     Treasury stock, at cost                           (25,330)        (20,085)
     Accumulated other comprehensive income                649           1,024
                                                     ---------       ---------
Total stockholders' equity                             210,629         213,868
                                                     ---------       ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 309,912       $ 278,273
                                                     =========       =========


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FORRESTER RESEARCH, INC.
CONSOLIDATED STATEMENTS CASH FLOWS
(In thousands)

                                                                  Three months ended March 31,
                                                                     2003            2002
                                                                     ----            ----
CASH FLOWS FROM OPERATIONS:
  Net income (loss)                                                $   1,777       $  (6,115)
  Adjustments to reconcile net income (loss) to net cash
  provided by operating activities -
    Depreciation                                                       1,693           2,066
    Amortization of intangible assets                                    924              82
    Write-downs of non-marketable investments                            300           2,248
    Loss on disposal of property and equipment                            --              92
    Tax benefit from stock options                                        81              --
    Deferred income taxes                                                728            (532)
    Non-cash reorganization costs                                         --           2,772
    Realized gain on sale of marketable securities                      (509)             --
    Amortization of premiums on marketable securities                    207             158
    Changes in assets and liabilities, net of acquisition -
      Accounts receivable                                              5,803           9,579
      Deferred commissions                                               192             621
      Prepaid expenses and other                                        (169)           (740)
      Accounts payable                                                  (807)           (611)
      Accrued expenses                                                (5,657)         (1,291)
      Deferred revenue                                                  (925)         (6,519)
                                                                   ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                              3,638           1,810

CASH FLOWS FROM INVESTING ACTIVITIES:

  Acquisition of Giga Information Group, Inc., net of cash
    acquired                                                         (51,549)             --
  Purchases of property and equipment                                    (69)           (244)
  Purchase of non-marketable investments                              (1,250)         (1,675)
  Decrease in other assets                                               123             139
  Purchase of marketable securities                                  (77,884)        (21,782)
  Proceeds from sales and maturities of marketable securities        144,196          18,202
                                                                   ---------       ---------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                   13,567          (5,360)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from exercises of employee stock options                      523           2,421
  Acquisition of treasury shares                                      (3,245)         (3,547)
  Structured stock repurchase                                         (2,000)             --
                                                                   ---------       ---------
NET CASH USED IN FINANCING ACTIVITIES                                 (4,722)         (1,126)


EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS             (46)             23
                                                                   ---------       ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  12,437          (4,653)


CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        11,479          17,747
                                                                   ---------       ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                           $  23,916       $  13,094
                                                                   =========       =========


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